                                                                    EXHIBIT 10.6

        THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 31, 2000 (this "Amendment" or this "Fifth Amendment"), is by and between THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), certain financial institutions party to the Credit Agreement (as hereinafter defined), FIRST UNION NATIONAL BANK, a national banking association, as administrative agent for the Lenders (the "Administrative Agent"), FLEET BANK, N.A. as documentation agent ("Documentation Agent"), and KEYBANK NATIONAL ASSOCIATION, as co-agent (the "Co-Agent").

        This Amendment amends and waives that certain Credit Agreement dated as of January 22, 1999, between the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent (as previously amended, the "Credit Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

                                    RECITALS

        A. The Borrower intends to acquire Station KJEO-TV, the CBS affiliate television broadcast station licensed for Fresno, California (the "Station") by its wholly owned subsidiary AK Media Group, Inc. (the "Buyer") entering into a transaction (the "Fresno Station Transaction") with Fisher Broadcasting, Inc., pursuant to which the Buyer will acquire all the membership interests (the "Membership Interests") in Fisher Broadcasting-Fresno LLC (the "Company"), the licensee and operator of the Station.

        B. The Borrower has requested certain waivers of the Credit Agreement as provided herein, together with an amendment to the "Applicable Margin Percentage".

        C. The Required Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent are willing to agree to so amend and waive the Credit Agreement on the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent hereby agree as follows:

                                   ARTICLE I.

                 AMENDMENTS AND WAIVERS OF THE CREDIT AGREEMENT

        1.1 Leverage Ratio. As of the Effective Date (as defined in Section 3.7), the Required Lenders and the Borrower agree that with respect to Section 7.1(a) of the Credit Agreement: (a) compliance by the Borrower with the requirements of Section 7.1(a) (and any Default or Event of Default with respect thereto) are waived for the period from June 30, 2000, to but not including December 15, 2000; (b) on December 15, 2000, the Borrower shall provide to the Administrative Agent a certificate executed by a Financial Officer of the Borrower satisfactory in form and substance


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to the Administrative Agent, setting forth a pro forma calculation of the
Leverage Ratio using for purposes of this Section 1.1: (i) Consolidated Funded Debt as of December 15, 2000, and (ii) pro forma Consolidated EBITDA for the four consecutive fiscal quarters ended September 30, 2000, taking into account
(x) the Fresno Station Transaction and (y) all other Acquisitions and any Asset Dispositions by the Borrower and its Subsidiaries prior to December 15, 2000, and such pro forma calculation of the Leverage Ratio shall be no greater than 6.25:1.00, in which case the Borrower shall be deemed to be in compliance with
Section 7.1(a) for the period from and including December 15, 2000, to but not including December 31, 2000; and (c) the Borrower shall be in compliance with
Section 7.1(a) as in effect immediately prior to the Effective Date during all periods from and after December 31, 2000. The failure of the Borrower to be in full and timely compliance with clauses (b) and (c) of this Section 1.1 shall be an immediate Event of Default for all purposes of the Credit Documents.

        1.2. Permitted Acquisition Covenant. As of the Effective Date, the Required Lenders agree that with respect to Section 6.9 of the Credit Agreement:
(a) Section 6.9(a) (i) and (ii) of the Credit Agreement are hereby waived to the extent necessary to permit the Fresno Station Transaction; and (b) the Borrower shall not be required to provide the certificate to be delivered under Section 6.9(b)(iii) for the Fresno Station Transaction.

        1.3. Applicable Margin Percentage. During the period from the Effective Date to but not including December 15, 2000 only, the Applicable Margin Percentage for Base Rate Term and Revolving Loans shall be 2.250% and the Applicable Margin Percentage for LIBOR Term and Revolving Loans shall be 3.250%. From and after December 15, 2000, the Applicable Margin Percentage for Base Rate Term and Revolving Loans and the Applicable Margin Percentage for LIBOR Term and Revolving Loans shall be determined under the definition of "Applicable Margin Percentage" as in effect immediately prior to the Effective Date.

        1.4 No Other Waivers or Modifications. Except as expressly waived and modified in Sections 1.1, 1.2 and 1.3 of this Fifth Amendment, the Credit Documents shall continue in full force and effect in the form in effect immediately prior to the Effective Date and no other modification or waiver of the Credit Documents shall be deemed effected hereby.


                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

        The Borrower hereby certifies and warrants to the Administrative Agent and the Lenders that after giving effect to the amendments and waivers effected hereby and the Fresno Station Transaction: (a) each of the representations and warranties contained in ARTICLE V of the Credit Agreement and in the other Credit Documents are true and correct as of the Effective Date with the same effect as though made on the date hereof, (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date.


                                        2


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                                  ARTICLE III.

                                     GENERAL

        3.1. FULL FORCE AND EFFECT. The Credit Agreement, as expressly amended, modified and waived hereby, shall continue in full force and effect in accordance with the provisions thereof as in effect immediately prior to the Effective Date. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall from and after the Effective Date, unless the context otherwise requires, mean the Credit Agreement after amendment by this Amendment.

        3.2 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

        3.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        3.4 EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation all reasonable attorneys' fees.

        3.5 FURTHER ASSURANCES. The Borrower shall execute and deliver to Administrative Agent such documents, certificates and opinions as the Administrative Agent may reasonably request to effect the amendment contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent's security interests in the Collateral, including the assets acquired in the Fresno Station Transaction.

        3.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

        3.7 EFFECTIVENESS. This Amendment shall become effective (the date the following conditions are first satisfied being the "Effective Date") upon (i) the execution of a counterpart hereof by the Borrower, the Administrative Agent and the Required Lenders, (ii) the execution of the Acknowledgement of Guaranty attached hereto by each of the Guarantors, (iii) the execution by the Borrower of a fee letter with the Administrative Agent, satisfactory in form and substance to the Administrative Agent, (iv) receipt by the Administrative Agent of such executed counterparts, acknowledgement and fee letter, (v) receipt by the Administrative Agent of the items referred to in Section 6.9(b) of the Credit Agreement, as modified and waived hereby, with respect to the Fresno Station Transaction and (vi) compliance by the Borrower with the requirements of
Section 6.10 of the Credit Agreement with respect to the acquisition of the Company, including (x) execution and delivery by the Company of joinders to the Subsidiary Guaranty and to the Security Agreement, (y) the valid pledge by the Buyer to the Administrative Agent of the Membership Interests pursuant to the Pledge Agreement, and (z) evidence in form and substance satisfactory to the Administrative Agent that any necessary filings, recordings, registrations and other actions (including without limitation delivery to the Administrative Agent of certificates for any certificated Membership Interests and the filing of duly completed and executed UCC-1 financing statements) necessary, or


                                       3


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in the reasonable opinion of the Administrative Agent desirable, to perfect the
Liens under the Security Documents in the Membership Interests and the assets of the Company in accordance with Section 6.10 of the Credit Agreement shall have been completed, or that arrangements satisfactory to the Administrative Agent for the completion thereof shall have been made.


        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.


                                      THE ACKERLEY GROUP, INC.



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      FIRST UNION NATIONAL BANK,
                                      as Administrative Agent and as a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

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                                      FLEET BANK, N.A.,
                                      as Documentation Agent and a Lender


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

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                                      KEYBANK NATIONAL ASSOCIATION,
                                      as Co-Agent and as a Lender



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

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                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      BANK OF AMERICA, N.A.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      THE BANK OF NOVA SCOTIA


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      DRESDNER BANK AG, NEW YORK & GRAND CAYMAN
                                      BRANCHES


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      BNP PARIBAS


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      FIRST HAWAIIAN BANK


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      CITIZENS BANK OF MASSACHUSETTS


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      CREDIT INDUSTRIEL ET COMMERCIAL


                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)

                                      MICHIGAN NATIONAL BANK



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                             (signatures continued)


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                                      WASHINGTON MUTUAL BANK
                                      (DBA WESTERN BANK)

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                             (signatures continued)


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                                      NATEXIS BANQUE



                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

                                      By:
                                         ------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


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
                           ACKNOWLEDGEMENT OF GUARANTY

Each of the undersigned, as a guarantor of the Obligations of The Ackerley Group, Inc. (the "Company") under the Credit Agreement, dated as of January 22, 1999, among the Company, certain financial institutions party thereto, First Union National Bank, in its capacity as administrative agent, Fleet Bank, N.A., in its capacity as documentation agent, and KeyBank National Association, as Co-Agent (as amended, the "Credit Agreement"), hereby consents to the foregoing Fifth Amendment to Credit Agreement, and further waives any defense to its guaranty liability occasioned by such amendment. The foregoing consent and waiver of the undersigned is made as of effective date of the date of the Fifth Amendment.

AK MEDIA GROUP, INC.                    ACKERLEY COMMUNICATIONS OF
                                        MASSACHUSETTS, INC.

By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


KVOS TV, LTD.                           CENTRAL NEW YORK NEWS, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


AK FLORIDA OUTDOOR, INC.                TC AVIATION, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


ACKERLEY INTERACTIVE MEDIA, INC.        AK MOBILE TELEVISION, INC.


By:                                     By:
   ---------------------------------       ------------------------------------
Name:                                   Name:
     -------------------------------         ----------------------------------
Title:                                  Title:
      ------------------------------          ---------------------------------


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ACKERLEY VENTURES, INC.


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------


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